BIOFORCE NANOSCIENCES, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT is made this ______ day of ___________, 200_, by and between BioForce Nanosciences, Inc., a Delaware corporation (the "Company"), and __________________________________________ ("Employee").

      WITNESSETH, THAT:

      WHEREAS, the Company wishes to grant this stock option to Employee pursuant to its 2000 Stock Incentive Plan (as it may be amended from time to time, the "Plan").

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Grant of Option

      The Company grants to Employee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of __________ shares of the Company common stock, no par value per share (the "Common Stock"), at the price of $_____ per share, which price is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board of Directors; provided, however, that in the event Employee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company, such price is not less than 110% of the fair market value per share of Common Stock on the date of grant, as determined by the Board of Directors. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option shall terminate at the close of business ten years from the date hereof, or such shorter period as is prescribed herein. Employee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

      2. Duration; Term

      The Option shall in all events terminate ten (10) years after the date of grant.

      3. Exercisability and Vesting

      (a) Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Employee in cumulative installments as follows:


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

                                                      Cumulative percentage
                On or after each of                   of shares as to which
                the following dates                   option is exercisable
                -------------------                   ---------------------

       grant date                                              0%
       first anniversary of grant date                      33.3%
       second anniversary of grant date                     33.3%
       third anniversary of grant date                      33.4%

      (b) During the lifetime of Employee, the Option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution in accordance with the terms of the Plan.

      (c) Employee understands that to the extent that the aggregate fair market value (determined at the time the Option was granted) of the shares of Common Stock with respect to which all incentive stock options within the meaning of
Section 422 of the Code are exercisable for the first time by Employee during any calendar year exceed $100,000, in accordance with Section 422(d) of the Code such options shall be treated as options that do not qualify as incentive stock options.

      4. Investment Representations: Restrictions on Transfer.

By receipt of the Option, by its execution and by its exercise in whole or in part, Employee represents to the Company the following:

      (a) Employee understands that the Option and any shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

      (b) Employee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Employee is acquiring these securities for investment for Employee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (c) Employee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Employee further acknowledges and understands that the Company is under no obligation to register the securities. Employee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend [prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend] required under applicable state securities laws.


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

      5. Lock-Up. Employee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (a) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Employee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (b) further agrees to execute any agreement reflecting (a) above as may be requested by the underwriters at the time of the public offering.

      6. Effect of Termination of Employment

      (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than termination for cause or Employee's death or disability (as provided in paragraph (b) and (c) of this Section 6, respectively), Employee shall have the right to exercise the Option at any time within 30 days after such termination of employment to the extent of the full number of shares Employee was entitled to purchase under the Option on the date of termination, subject to the condition that this Option shall not be exercisable after the expiration of its term.

      (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, upon termination for cause, the Option shall be terminated as of the date of the act giving rise to such termination. Termination for cause shall mean termination of the Employee's employment with the Company for the following acts: dishonesty, fraud, conviction or confession of a felony or of a crime involving moral turpitude, destruction or theft of the Company's property, physical attack on a fellow employee, willful malfeasance or gross negligence, refusal or failure to perform job duties (other than failure resulting from disability), misconduct materially injurious to the Company, participation in fraud against the Company, entering into competition against the Company, and/or a material breach or threatened material breach of any agreements with the Company.

      (c) If Employee shall die while this Option is still exercisable according to its terms, or if employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employment of the Company or a subsidiary, if any, and Employee shall not have fully exercised the Option, such Option may be exercised at any time within 6 months after Employee's death or date of termination of employment for disability by Employee, personal representatives or administrators, or guardians of Employee, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Employee was entitled to purchase under the Option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

      7. Manner of Exercise

      (a) The Option may be exercised only by Employee or other proper party by delivering within the Option period written notice in the form set forth in Exhibit A hereto to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment in full of the Option price for all shares designated in the notice.


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

      (b) Employee may pay the Option price by check (bank check, certified check or personal check), by money order, or with the approval of the Company
(i) by delivering to the Company for cancellation shares of Common Stock of the Company with a fair market value as of the date of exercise equal to the Option price or the portion thereof being paid by tendering such shares, or (ii) by delivering to the Company a combination of check or money order and Common Stock of the Company with an aggregate fair market value and a principal amount equal to the Option price. For these purposes, the fair market value of the Company's shares of Common Stock of the Company as of any date shall be as reasonably determined by the Company pursuant to the Plan.

      8. Acceleration of Exercisability Upon Change in Control

      (a) Notwithstanding any installment or delayed exercise provision contained in this Agreement, this Option may be exercised in full immediately at or anytime after the occurrence of a "Change in Control" (as hereinafter defined).

      (b) "Change in Control" shall mean any of the following events:

            (i) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its subsidiaries, or the Company Retirement Plan or any other employee benefit plan of the Company or any of its subsidiaries, or any entity holding shares of the Company's Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan, has become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions;

            (ii) the Continuing Directors cease to constitute a majority of the Company's Board of Directors;

            (iii) the shareholders of the Company approve (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (3) any plan of liquidation or dissolution of the Company; or


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

            (iv) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

      (c) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such a person is a member of the Board of Directors, who is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (i) was a member of the Board of Directors on the date of this Agreement or
(ii) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this paragraph (c), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of The Company or any entity holding shares of the Company's Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

      (d) If a Change in Control shall occur, then the Board of Directors or the Committee (if authority is delegated by the Board of Directors), in its sole discretion, and without the consent of Employee, may determine that Employee shall receive, with respect to some or all of the shares of Common Stock subject to this option, as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control over the exercise price per share of this Option.

      9. Company's Option to Repurchase Common Stock.

      (a) Upon the occurrence of any one or more of the Option Events, as hereinafter defined, the Company shall have the irrevocable right and option (the "Call Option") to purchase from Employee or Employee's heirs, successors, personal representatives or assigns, and Employee, on behalf of Employee and his or her heirs, successors, personal representatives or assigns, agrees to sell to the Company upon the exercise of the Call Option all or any part of the Common Stock acquired by Employee pursuant to this option. (The Company's Call Option, and any reference to Common Stock acquired by Employee pursuant to this option, shall be deemed to include all other shares of any class or series of the Company's capital stock acquired by Employee on account of or with respect to Common Stock acquired pursuant to this option, whether the acquisition of such shares is by stock dividend, stock split, recapitalization or any other similar means.) The Call Option shall apply to each Option Event, regardless of whether the Call Option was not exercised with respect to a previous Option Event. The Option Events shall be:


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

                  (i) The express desire of Employee to sell, assign, pledge, transfer, give or otherwise dispose of or encumber any Common Stock acquired by Employee pursuant to this option to a bona fide third party or any attempt by Employee to transfer any such Common Stock except in strict compliance with the terms and conditions of this Agreement.

                  (ii) The appointment by a court of competent jurisdiction or otherwise of a receiver, trustee or assignee of Employee or Employee's property.

                  (iii) The expiration of thirty (30) days immediately following the date upon which a money judgment entered in a court of record against Employee becomes final, provided such judgment remains unsatisfied.

                  (iv) Voluntary application of Employee for relief any act of
            Congress or any of the laws of the several states now or hereafter enacted providing for the relief of debtors.

                  (v) Institution of a levy, garnishment or attachment involving such Common Stock, unless released or discharged within a period of thirty (30) days.

                  (vi) Employee's termination of employment with the Company, whether voluntary or involuntary with or without cause, including without limitation termination as a result of death or disability.

                  (vii) Any breach by Employee of any employment agreement,
            confidentiality agreement or other agreement between Employee and the Company or any subsidiary of the Company.

      (b) Upon the occurrence of any one or more of the Option Events, Employee (or a legal representative thereof) shall deliver a written notice thereof to the Company, which notice shall specify the Option Event, the person to whom the shares are to be sold, transferred, exchanged or disposed of, if applicable, the purchase price or other consideration to be received by Employee for such shares, if any, and the terms upon which such purchase price or other consideration is to be paid, if applicable. The Company may then exercise its Call Option with respect to all or any part of such Common Stock by delivering a written acceptance to Employee (or a legal representative thereof) within thirty
(30) days after receipt of the foregoing written notice from Employee. If the Company elects not to exercise the Call Option, Employee (or a legal representative thereof) shall be able to transfer or encumber such shares on the terms specified in the written notice to the Company, but only if such transaction is consummated within ninety (90) days after such notice to the Company.

      (c) The purchase price for the Common Stock that is repurchased by the Company pursuant to the exercise of its Call Option shall be (i) in the case of an Option Event described in Section 9(a)(i) where Employee has received a bona fide offer to purchase the Stock from an unaffiliated third party, the amount to be paid therefor by the bona fide third party purchaser or (ii) in the case of all other Option Events (including those described in Section 9(a)(i) where there is no offer from a bona fide third party) the fair market value thereof. Employee and the Company agree that the fair market of the Stock shall be an amount determined by the Company in its sole and absolute discretion.


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

      (d) The Company shall make payment of the purchase price for any Common Stock reacquired by it pursuant to its exercise of the Call Option by delivering to Employee or Employee's heirs, successors, assigns or personal representatives, as the case may be, the Company's check in the amount of the purchase price. Upon receipt of such payment from the Company, Employee or his or her heirs, successors, assigns or personal representatives, as the case may be, shall deliver to the Company for cancellation the stock certificate or certificates evidencing the Common Stock being repurchased by the Company pursuant to the exercise of its Call Option, which certificate or certificates shall be duly endorsed for cancellation by the Company.

      (e) Employee shall not voluntarily or involuntarily sell, exchange, transfer, pledge or otherwise dispose of any of the Common Stock acquired pursuant to the exercise of this option unless Employee shall first offer to sell such Common Stock to the Company pursuant to the Company's Call Option as described above. The following legend shall be affixed to the certificates evidencing the Common Stock acquired pursuant to the exercise of this option.

            The shares evidenced by this certificate are subject to restrictions on transferability and the repurchase options contained in an Incentive Stock Option Agreement dated _________________ between _____________ and BioForce Nanosciences, Inc., a copy of which is available for review at the principal offices of BioForce Nanosciences, Inc.

      (f) Notwithstanding anything contained herein to the contrary, the provisions of this Section 9 shall terminate at such time as the Company's Common Stock is listed or admitted to unlisted trading privileges on a national securities exchange or the Nasdaq National Market or if sales and offer quotations are reported for that class of stock in the automated quotation system operated by the National Association of Securities Dealers, Inc.

      10. Miscellaneous

      (a) This Option is issued pursuant to the Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

      (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Employee upon exercise of this Option.


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

      (c) The exercise of all or any parts of this Option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

      (d) If there shall be any change in the shares of Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, appropriate adjustments in the outstanding Option shall be made by the Company, in order to prevent dilution or enlargement of Option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding Option.

      (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

      (f) If Employee shall dispose of any of the shares of Common Stock of the Company acquired by Employee pursuant to the exercise of the Option within two years from the date the Option was granted or within one year after the transfer of any such shares to Employee upon exercise of the Option, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the Common Stock of the Company within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

      (g) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option when the Option does not qualify as an incentive stock option within the meaning of Section 422 of the Code and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with such rules.


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

      (h) In accordance with Section 6(a)(iv) of the Plan, upon exercise of the Option when payment of the exercise price is made by delivery of shares of Common Stock of the Company owned by Employee and/or when shares of Common Stock of the Company are tendered by Employee or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the Option, the Company shall grant Employee a Reload Option, which shall be a Non-Qualified Stock Option and otherwise subject to terms and conditions which are the same as the Option, except that such Reload Option shall be immediately exercisable in full.

      (i) The Option shall be governed by the internal laws of the State of Delaware, without regard to any conflict of laws principles.

                           [Intentionally left blank]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of ___________, 200__.

                                      BIOFORCE NANOSCIENCES, INC.


                                      By:_______________________________________
                                      Name: Gary A. Alianell, Ph.D.
                                      Title: President & Chief Executive Officer


                                      EMPLOYEE

                                      __________________________________________

Employee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto represents that Employee is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Employee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Employee hereby agrees to accept as binding conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Employee further agrees to notify the Company upon any change in the residence address indicated below.

Date: _______________________

                                                    ____________________________
                                                    Employee Name:

                                                    ____________________________

                                                    ____________________________
                                                    Residence Address


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

                                                                       EXHIBIT A

DATE:   ______________________

TO:     BioForce Nanosciences, Inc.

FROM:   ______________________

RE:     Exercise of Stock Option

      I hereby exercise my option to purchase ______________ shares of Common Stock at $ ________ per share (total exercise price of $ _________________), effective today's date. This notice if given in accordance with the terms of my Incentive Stock Option Agreement dated ________________, 2002). The Option price and vested amount is in accordance with Section 1 and 3 of the Incentive Stock Option Agreement.

      Attached is a check payable to BioForce Nanosciences, Inc. for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 4 of the Incentive Stock Option Agreement.

      Please prepare the stock certificate in the following name(s):
      ________________________________________________
      ________________________________________________
      ________________________________________________

      If the stock is to be registered in a name other than your name, please so advise the Company. The Incentive Stock Option Agreement requires the Company's approval for registrations in the name other than your name and requires certain agreements from any joint owner.

                                                  Sincerely,


                                                  ______________________________
                                                  (Signature)

Letter and consideration
Received on ___________, 200_